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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of Conexant Systems, Inc. on Form S-8 of our report dated October 18, 2001, appearing in the Annual Report on Form 10-K of Conexant Systems, Inc. for the year ended September 30, 2001.


/s/  DELOITTE & TOUCHE LLP
--------------------------
     DELOITTE & TOUCHE LLP


Costa Mesa, California
August 1, 2002